UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2020

WAVE LIFE SCIENCES LTD.

(Exact name of registrant as specified in its charter)

Singapore	001-37627	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Straits View #12-00, Marina One East Tower Singapore	018936
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6236 3388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
$0 Par Value Ordinary Shares	WVE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed by Wave Life Sciences Ltd. (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on August 18, 2020 that disclosed the preliminary voting results (the “Original Report”) of the Company’s 2020 Annual General Meeting of Shareholders on August 12, 2020 (the “Annual Meeting”). This Amendment to the Original Report is being filed to disclose the final voting results received on August 18, 2020, certified by Broadridge Financial Solutions, Inc., the independent Inspector of Elections, and amends and restates Item 5.07 of the Original Report in its entirety.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)

On August 12, 2020, Wave Life Sciences Ltd. (the “Company”) held its 2020 Annual General Meeting of Shareholders (the “Annual Meeting”). Of the 36,728,649 ordinary shares issued and outstanding and eligible to vote as of the meeting date of August 12, 2020, a quorum of 29,154,344 ordinary shares, or 79.37%, of the eligible shares, was present in person or represented by proxy at the Annual Meeting.

(b)

The following actions were taken at the Annual Meeting, all of which are described in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on June 26, 2020 (the “Proxy Statement”). The final voting results for each of the proposals voted upon at the Annual Meeting are set forth below.

Proposal 1 (a) – (j)- Shareholders re-elected nine of the Company’s existing directors and elected one new director to the Board of Directors for a term ending on the Company’s 2021 Annual General Meeting of Shareholders and his or her successor is duly elected and qualified, with the final votes cast as follows:

Board of Directors Nominee	For	Against	Abstain	Broker Non-Vote
Paul B. Bolno, M.D.	25,833,320	31,541	702	3,288,781
Mark H.N. Corrigan, M.D.	25,843,186	22,318	59	3,288,781
Christian Henry	25,760,247	104,263	1,053	3,288,781
Peter Kolchinsky, Ph.D.	25,728,534	136,970	59	3,288,781
Amy Pott	25,842,188	22,431	944	3,288,781
Adrian Rawcliffe	25,829,727	34,773	1,063	3,288,781
Ken Takanashi	24,478,056	1,386,444	1,063	3,288,781
Aik Na Tan	25,839,244	25,116	1,203	3,288,781
Gregory L. Verdine, Ph.D.	25,840,481	25,039	43	3,288,781
Heidi L. Wagner, J.D.	25,843,217	22,306	40	3,288,781

Proposal 2- Shareholders re-appointed KPMG LLP to serve as the Company’s independent registered public accounting firm and independent Singapore auditor for the year ending December 31, 2020, and to authorize the Audit Committee of the Board of Directors to fix KPMG LLP’s remuneration for services provided through the date of the Company’s 2021 Annual General Meeting of Shareholders, with the final votes cast as follows:

For	Against	Abstain	Broker Non- Vote
29,095,304	48,029	11,011	0

Proposal 3- Shareholders approved the Company’s payment of cash and equity-based compensation to the Company’s non-employee directors for their service on the Board of Directors and its committees, in the manner and on the basis set forth in the Proxy Statement, with the final votes cast as follows:

For	Against	Abstain	Broker Non- Vote
25,828,522	36,213	828	3,288,781

Proposal 4- Shareholders approved a general authorization for the directors of the Company to allot and issue ordinary shares of the Company, in the manner and on the basis set forth in the Proxy Statement, with the final votes cast as follows:

For	Against	Abstain	Broker Non- Vote
25,721,905	143,068	590	3,288,781

Proposal 5- Shareholders approved on a non-binding, advisory basis only, the compensation of our named executive officers, in the manner and on the basis set forth described in the proxy statement, with the final votes cast as follows:

For	Against	Abstain	Broker Non- Vote
22,637,052	3,227,838	673	3,288,781

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE LIFE SCIENCES LTD.

By:	/s/ Paul B. Bolno, M.D.
Paul B. Bolno, M.D.
President and Chief Executive Officer

Date: August 19, 2020